Exhibit 3.11

ARTICLES OF ORGANIZATION

OF

FUEL OUTDOOR LLC

Under Section 203 of the Limited Liability Company Law of the State of New York

THE UNDERSIGNED, being a natural person of at least eighteen (18) years of age and acting as the organizer of the limited liability company (the “Company”) hereby being formed under Section 203 of the Limited Liability Company Law of the State of New York (the “LLCL”), certifies that:

FIRST: The name of the Company is:

FUEL OUTDOOR LLC

SECOND: The county within the State of New York in which the principal office of the Company is to be located is NEW YORK.

THIRD: The Secretary of State is designated as the agent of the Company upon whom process against the Company may be served. The post office address within or without the State of New York to which the Secretary of State shall mail a copy of any process against the Company served upon such Secretary of State is C/O THE LLC, 535 8TH AVE., 6TH FLR., NY, NY 10018.

FOURTH: The Company shall be managed by one or more Members.

IN WITNESS WHEREOF, I have subscribed these Articles of Organization and do hereby affirm the foregoing as true under penalties of perjury, this November 24, 2003.

/s/ Sharon Babala
Sharon Babala
Sole Organizer
c/o BlumbergExcelsior Corporate Services
52 South Pearl Street, 2nd Floor
Albany, NY 12207

1

ARTICLES OF ORGANIZATION

OF

FUEL OUTDOOR LLC

Under Section 203 of the Limited Liability Company Law of the State of New York

BLU-39

DRAWDOWN

FILED BY:

BLUMBERGEXCELSIOR CORPORATE SERVICES INC.

52 SOUTH PEARL STREET, 2ND FLR

ALBANY, NY 12207

2

STATE OF NEW YORK

    County of New York,    s:

Kimberly Darcy, being duly sworn, says that she is the PRINCIPAL CLERK of the Publisher of the NEW YORK LAW JOURNAL, a Daily Newspaper; that the Advertisement hereto annexed has been published in the said NEW YORK LAW JOURNAL in each week for 6 successive weeks, commencing on the 7th day of May, 2004.

TO WIT: MAY 7, 14, 21, 28, 2004 JUNE 4, 11, 2004

Kimbuly Darcy SWORN TO BEFORE ME, this 11th day Of June, 2004.	}

/s/ Cynthia Byrd
Cynthia Byrd Notary Public, State of New York No. 01BY6056945 Qualified in Kings County Commission Expires April 09, 2007

1

AFFIDAVIT OF PUBLICATION

OF

FUEL OUTDOOR LLC

Organized Under Section 206 of the Limited Liability Company Law of the State of New York

BLU-39

DRAWDOWN

FILED BY:

BLUMBERG/EXCELSIOR CORPORATE SERVICES

52 SOUTH PEARL STREET

2ND FLOOR.

ALBANY, NEW YORK 12207.

2

State of New York

City of New York ss.:

County of New York

Copy of Advertisement

Notice of Formation of FUEL OUTDOOR LLC, a Domestic Limited Liability Company (LLC) Articles of Organization filed with Secretary of State of NY on 11/24/2003 NY office location NEW YORK County Seey of State is designated as agent upon whom process against the LLC may be served Seey of State shall mail a copy of any process against the LLC served upon him/her 10-535 8th AVE, 6th FL, NY, NY 10018 Purpose To engage in any lawful act or activity

, being duly sworn, says that she is the Principal Clerk of the publisher of Real Estate Weekly, a weekly newspaper; published at 30 East 23rd St., in the City of New York, County of New York, State of New York, and further states that the advertisement hereto annexed has been regularly published in the said Real Estate Weekly once in each week for 6 successive weeks commencing on the 2 day of June 2004.

Principal Clerk

Subscribed and sworn to before me, this 7th day of July 2004.

/s/ KAREN A. WONG
KAREN A. WONG Notary Public, State of New York NO. 01WO6053975 Qualified in Westchester County Term Expires Jan, 22, 2007

1

AFFIDAVIT OF PUBLICATION

OF

FUEL OUTDOOR LLC

Organized Under Section 206 of the Limited Liability Company Law of the State of New York

BLU-39

DRAWDOWN

FILED BY:

BLUMBERG/EXCELSIOR CORPORATE SERVICES

52 SOUTH PEARL STREET

2ND FLOOR.

ALBANY, NEW YORK 12207.

2

New York State

Department of State

Division of Corporations, State Records

and Uniform Commercial Code

Albany, NY 12231

www.dos.state.ny.us

CERTIFICATE OF CHANGE

OF

FUEL OUTDOOR LLC

(Insert name of Domestic Limited Liability Company)

Under Section 211-A of the Limited Liability Company Law

FIRST The name of the limited liability company is FUEL OUTDOOR LLC

If the name of the limited liability company has been changed, the name under which it was formed is

SECOND. The articles of organization were filed with the Department of State on November 24, 2003.

THIRD. The change(s) effected hereby are [check appropriate box(es)]

☐	The county location, within this state, in which the office of the limited liability company is located, is changed to

☒	The address to which the Secretary of State shall forward copies of process accepted on behalf of the limited liability company is changed to read in its entirety as follows 421 Seventh Avenue, 3RD floor New York, NY 10001

☐	The limited liability company hereby [check one]

☐	Designates_________________________________________________________________________________________ as its registered agent upon whom process against the limited liability company may be served The street address of the registered agent is

☐	Changes the designation of its registered agent to_________________________________________________________ __________________________________________The street address of the registered agent is ____________________________________________________________________________________________________

☐	Changes the address of its registered agent to________________________________________________________
___________________________________________________________________________________________________

☐	Revokes the authority of its registered agent

/s/ Penina Lieber
(Signature)
Penina Lieber
(Type or print name)
Controller
(Title of signer)

1

CERTIFICATE OF CHANGE

OF

FUEL OUTDOOR LLC

(Insert name of Domestic Limited Liability Company)

Under Section 211-A of the Limited Liability Company Law

Filed by	Penina Lieber
(Name)
421 7th Avenue-3RD floor
(Mailing address)
New York NY 10001
(City, State and Zip Code)

NOTE This form was prepared by the New York State Department of State for filing a certificate of change by a domestic limited liability company. You are not required to use this form. You may draft your own form or use forms available at legal supply stores. The Department of State recommends that legal documents be prepared under the guidance of an attorney. The certificate must be submitted with a $30 filing fee made payable to the Department of State.

(For office use only)

2

NYS DEPARTMENT OF STATE		FILING PERIOD	FEE
DIVISION OF CORPORATIONS	2981411	11/2005	$9.00
41 State Street
Albany, NY 12231–0002
Biennial Statement

Section 301 of the Limited Liability Company Law requires limited liability companies to update and provide a current service of process address to the Department of State every two years. Please sign, review and complete this form as necessary, and then return the statement with the required fee. The following is the service of process address currently on file with the Department of State:

FUEL OUTDOOR LLC

421 SEVENTH AVE., 3RD FL

NEW YORK, NY 10001

For: FUEL OUTDOOR LLC

Service of Process Address is the address to which the Secretary of State will forward any legal papers accepted on behalf of the limited liability company which commence a legal action against the company.

☒	THE ADDRESS CURRENTLY ON FILE IS CORRECT.

Only complete this box if the address presently set forth in the Department’s records for the purpose is to be changed

SERVICE OF PROCESS ADDRESS SHOULD BE CHANGED TO

SETH H LIPPERT
PRINT OR TYPE NAME OF SIGNER
/s/ SETH H LIPPERT
PRESIDENT / MEMBER	SIGNATURE OF MEMBER MANAGER,
AUTHORIZED PERSON OR ATTORNEY-IN-FACT
PRINT OR TYPE THE TITLE OR CAPACITY OF SIGNER

IMPORTANT NOTICE

A New York Limited Liability Company which is no longer conducting business must file a Certificate of Dissolution pursuant to section 705 of the Limited Liability Company Law, and a foreign Limited Liability Company no longer conducting business in New York State should file a Surrender of Authority pursuant to section 806 of the Limited Liability Company Law or a Termination of Existence pursuant to section 807 of the Limited Liability Company Law Questions regarding the filing of these certificates should be directed to the NYS Department of State; Division of Corporations, 41 State Street, Albany, NY 12231-0001 or by calling 518-473-2492

Filing Period - the filing period is the calendar month during which the original Articles of Organization or Application for Authority was filed or the effective date that limited liability company existence began, if stated in the Articles of Organization

Filing Fee The statutory filing fee is $900 Checks and money orders must be made payable to the “Department of State” DO NOT mail cash.

Return this entire form, completed, with your $900 fee, in the self-mailer envelope, to the Department of State, Division of Corporations, 41 State Street, Albany, NY 12231–0002.

Failure to timely file this statement will be reflected in the Department’s records as past due or delinquent.

NYS Department of State		For Internal Use Only
Division of Corporations, Records and UCC	Limited Liability Company
Albany, NY 12231-0002	Biennial Statement
www.dos.state.ny.us

2981411

Business Name:

FUEL OUTDOOR LLC
Filed By:
FUEL OUTDOOR LLC		Cash # (if different than firm #):
421 SEVENTH AVE., 3RD FL. NEW YORK, NY 10001		Required Fee:	$9.00
		Filing Period:	11/2009
(Make checks payable to the Department of State)

The Limited Liability Company Law requires limited liability companies to provide a current address for service of process to the Department of State every two years in the calendar month in which the limited liability company was formed or authorized. Please review the address for service of process in Part 1. Update the information in the space provided, if necessary. If no changes are necessary, proceed to Part 2. A limited liability company which fails to timely file its Biennial Statement shall be shown to be past due on the Department of State’s records.

Part 1: Address for Service of Process (Address must be within the United States)

FUEL OUTDOOR LLC 421 SEVENTH AVE., 3RD FL. NEW YORK, NY 10001	Name	Fuel Outdoor LLC
	Address	443 Park Avenue South, 9Th FLOOR
	City	New York State NY Zip 10016

Part 2: Signature of Member, Manager, Attorney-in-Fact or Authorized Person

/s/ Jon Lavallee	Jon Lavallee
Signature	Name of Signer (Please Print)

CFO

Title of Signer (Please Print)

Send the completed form, together with the $9.00 filing fee made payable to the Department of State, in the self-mailer envelope, to the Department of State, Division of Corporations, 99 Washington Ave. Albany, NY 12231-0001.

To pay with a credit card, send a Credit Card Authorization Form to the Department of State with your Biennial Statement. The Credit Card Authorization Form is available from the Department of State’s website at www.dos.state.ny.us or by calling (518) 473-2492. The Biennial Statement with the Credit Card Authorization Form may be faxed to (518) 486-4680.

Call (518) 473-6385 if you have questions regarding this form.

A domestic limited liability company must file this form until it files Articles of Dissolution. A foreign limited liability company must file this form until it files a Certificate of Surrender of Authority or a Certificate of Termination of Existence.

NYS Department of State		For Internal Use Only
Division of Corporations, Records and UCC	Limited Liability Company
Albany, NY 12231-0002	Biennial Statement
www.dos.state.ny.us

2981411

Business Name:

FUEL OUTDOOR LLC
	2981411	Filed By:
FUEL OUTDOOR LLC		Cash # (if different than firm #):
443 PARK AVE S		Required Fee:	$9.00
9TH FL		Filing Period:	11/2011
NEW YORK, NY 10016		(Make checks payable to the Department of State)

The Limited Liability Company Law requires limited liability companies to provide a current address for service of process to the Department of State every two years in the calendar month in which the limited liability company was formed or authorized. Please review the address for service of process in Part 1. Update the information in the space provided, if necessary. If no changes are necessary, proceed to Part 2. A limited liability company which fails to timely file its Biennial Statement shall be shown to be past due on the Department of State’s records.

Part 1: Address for Service of Process (Address must be within the United States)

FUEL OUTDOOR LLC 443 PARK AVE S 9TH FL NEW YORK, NY 10016	Name
Address
	City	State	Zip

Part 2: Signature of Member, Manager, Attorney-in-Fact or Authorized Person

/s/ Jon Lavallee	Jon Lavallee
Signature	Name of Signer (Please Print)

CFO
Title of Signer (Please Print)

Send the completed form, together with the $9.00 filing fee made payable to the Department of State, in the self-mailer envelope, to the Department of State Division of Corporations, 99 Washington Ave Albany NY 12231-0001

To pay with a credit card, send a Credit Card Authorization Form to the Department of State with your Biennial Statement. The Credit Card Authorization Form is available from the Department of State’s website at www.dos.state.ny.us or by calling (518) 473-2492. The Biennial Statement with the Credit Card Authorization Form may be faxed to (518) 486-4680.

Call (518) 473-6385 if you have questions regarding this form.

A domestic limited liability company must file this form until it files Articles of Dissolution. A foreign limited liability company must file this form until it files a Certificate of Surrender of Authority or a Certificate of Termination of Existence.

Biennial Statement

NYS Department of State

Division of Corporations, State Records &

Uniform Commercial Code

http://www.dos.ny.gov

BUSINESS NAME:	FUEL OUTDOOR LLC

FILING PERIOD:	11/2013

Part 1 - Service of Process Address (Address must be within the United States or its territories)

Name
FUEL OUTDOOR LLC

Address Line 1
800 THIRD AVENUE

Address Line 2
28TH FLOOR

City	State	Zip Code
NEW YORK	NY	10022

Signer Information

I affirm that the statements contained herein are true to the best of my knowledge, that I am authorized to sign this Biennial Statement and that my signature typed below constitutes my electronic signature.

Electronic Signature STEVEN S. PRETSFELDER

Capacity of Signer AUTHORIZED PERSON

FILED WITH THE NYS DEPARTMENT OF STATE ON: 12/06/2013

FILING NUMBER: 131206006177 - 2981411